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                                                                     EXHIBIT 4.1


     NUMBER                        CQ                             SHARES
CQ                             c-quential
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK
IN CANTON, MA OR NEW YORK, N.Y.
                                                              SEE REVERSE FOR

                                                            CERTAIN DEFINITIONS

                                                              CUSIP 126167105

THIS CERTIFIES THAT



IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

-------------------------------          -------------------------------------
-------------------------------c-quential-------------------------------------
-------------------------------          -------------------------------------

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

  Dated:
          c-quential, Inc. Incorporated 2000 Delaware (Company seal)

        COUNTERSIGNED AND REGISTERED
        EquiServe Trust Company, N.A.     -------------------------------------
          TRANSFER AGENT AND REGISTRAR    PRESIDENT AND CHIEF EXECUTIVE OFFICER

        BY
          ----------------------------    -------------------------------------
          AUTHORIZED SIGNATURE            CHIEF FINANCIAL OFFICER AND TREASURER

        This color proof is not a true representation of the actual document Colors selected for printing will follow:
        Four color process, PMS colors for Intaglio.


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                               c-quential, Inc.

   The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common        UNIF GIFT MIN ACT-      Custodian
   TEN ENT - as tenants by the entireties                 ----------------------
   JT TEN  - as joint tenants with right                  (Cust.)        (Minor)
             of survivorship and not as                   under Uniform Gifts to
             tenants in common                            Minors Act
                                                                    ------------
                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

   For value received,                 hereby sell, assign and transfer unto
                      -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares

of the Class A Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
     ----------------------------

                          -----------------------------------------------------
                          NOTICE: THE SIGNATURE TO THIS ASSEMBLY MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   SIGNATURE(S) GUARANTEED:
                          -----------------------------------------------------
                          THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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AMERICAN BANK NOTE COMPANY     PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
  55TH and SANSOM STREET                     PROOF OF OCTOBER 2, 2000
  PHILADELPHIA, PA 19139                         C-QUENTIAL, INC.
      (215) 764-8600                               H 68004 BK
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     SALES, DAN BURNS                  OPERATOR                   JW
       617-786-7600
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   /HOME 46/LIVE JOBS/C/                               NEW
     C-QUENTIAL 68004
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